EXHIBIT 10.15(f)


                                 SIXTH AMENDMENT

        THIS SIXTH AMENDMENT to the Credit Agreement referred to below (this "Sixth Amendment"), is made and entered into as of this 17th day of March, 1998 by and among HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower"), certain Subsidiaries of the Borrower identified on the signature pages hereto, the Lenders party to such Credit Agreement, and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of North Carolina), as Agent for the Lenders.

                              STATEMENT OF PURPOSE

        The Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of May 17, 1996 (as amended by the First Amendment thereto dated as of July 1, 1996, as amended by the Second Amendment thereto dated as of September 26, 1996, as amended by the Letter Agreement dated as of March 28, 1997, as amended by the Third Amendment thereto dated as of May 6, 1997, as amended by the Fourth Amendment thereto dated as of June 13, 1997, as amended by the Fifth Amendment dated as of October 30, 1997, and as may be further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto and the Agent.

        The Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to increase the amount of its present investment in a corporation formed and capitalized jointly by the Borrower and Sykes Enterprises, Inc. (the "Joint Venture") and to permit the Borrower to guaranty certain Debt of the Joint Venture.

        The Lenders have agreed to amend the Credit Agreement, but only on the terms and conditions set forth below in this Sixth Amendment.

        NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. All capitalized undefined terms used in this Sixth Amendment shall have the meanings assigned thereto in the Credit Agreement.

        2.     AMENDMENTS TO THE CREDIT AGREEMENT.

               (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (e) of the definition of "DEBT" and inserting the clause "(f) all Guarantees" at the end of such clause
(e) immediately prior to the period at the end thereof.


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               (b) Section 9.2 of the Credit Agreement is hereby amended by deleting the period at the end of such Section 9.2 and inserting the following text in lieu thereof:

                "and (c) a Guarantee, in form and substance reasonably acceptable to the Agent, of up to $37,500,000 of Debt obligations of a corporation (the "Joint Venture") formed and capitalized jointly by the Borrower and Sykes Enterprises, Inc. (the "Joint Venture Guarantee")."

               (c) Section 9.4(g) of the Credit Agreement is hereby amended by deleting the Dollar amount of "$15,000,000" therein and substituting the Dollar amount "$17,000,000" in lieu thereof.

        3.     OTHER AGREEMENTS.

               (a) The parties hereto agree that for purposes of calculating the amount of the Borrower's Debt in connection with the Credit Agreement, the Joint Venture Guarantee shall be valued at $37,500,000.

               (b) The parties hereto agree that until such time as the Joint Venture Guarantee is released or the underlying Debt subject to such Joint Venture Guarantee is paid in full, the aggregate principal amount of all Loans (after giving effect to any amount requested) shall not exceed the lesser of (i) the Aggregate Commitment LESS $37,500,000 and (ii) the Earnings Multiple LESS $37,500,000.

        4. CONDITIONS. The effectiveness of this Sixth Amendment shall be conditioned upon receipt by the Agent of (i) a copy of this Sixth Amendment duly executed by the Agent, the Borrower and Lenders constituting Required Lenders,
(ii) receipt of a fully executed copy of the Joint Venture Guarantee, and (iii) any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

        5. LIMITED AMENDMENT. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Sixth Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

        6. REPRESENTATIONS AND WARRANTIES. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof (and after giving effect to the waiver set forth in Section 3 hereof) no Default or Event of Default has occurred and is continuing.


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        7. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Sixth Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

        8. GOVERNING LAW. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

        9. COUNTERPARTS. This Sixth Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date and year first above written.

                                    BORROWER:

[CORPORATE SEAL]                    HEALTHPLAN SERVICES CORPORATION

                                    By: /s/ DONALD R. FITCH
                                        -------------------
                                    Name:   Donald R. Fitch

                                   Title: Treasurer

                                   OTHER CREDIT PARTIES:

[CORPORATE SEAL]                   HEALTHPLAN SERVICES, INC.

[CORPORATE SEAL]                   HEALTHCARE INFORMATICS CORPORATION

[CORPORATE SEAL]                   AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.

[CORPORATE SEAL]                   BENEFITS MANAGEMENT CONSULTING, INC.

[CORPORATE SEAL]                   EMPLOYEE BENEFIT SERVICES, INC.

[CORPORATE SEAL]                   GROUP BENEFIT ADMINISTRATORS INSURANCE
                                   AGENCY, INC.

[CORPORATE SEAL]                   HEALTHPLAN SERVICES INSURANCE AGENCY,
                                   INC.

[CORPORATE SEAL]                   HEALTHPLAN SERVICES INSURANCE AGENCY OF
                                   ILLINOIS, INC.


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[CORPORATE SEAL]                  PRO HEALTH, INC.

                                  By: /s/ PHILLIP S. DINGLE
                                     -----------------------
                                  Name:   Phillip S. Dingle
                                  Title:  SVP and Chief Counsel

                                  FIRST UNION NATIONAL BANK (f/k/a First Union
                                  National Bank of North Carolina), as Agent and Lender

                                  By: /s/ GAIL M. GOLIGHTLY
                                     -----------------------
                                  Name:   Gail M. Golightly
                                  Title:  Senior Vice President

                                  BARNETT BANK, N.A.,
                                  (as successor by merger to Barnett Bank of Tampa, a State Bank), as Lender

                                  By: /s/ SADAHRI BERRY
                                     -----------------------
                                  Name:   Sadahri Berry
                                  Title:  Assistant Vice President

                                  FLEET BANK, N.A., as Lender

                                  By:
                                     -------------------------
                                  Name:
                                  Title:

                                  NATIONSBANK, N.A. as Lender

                                  By: /s/ SADAHRI BERRY
                                     -----------------------
                                  Name:   Sadahri Berry
                                  Title:  Assistant Vice President

                                  SOUTHTRUST BANK, NATIONAL

                                  ASSOCIATION (f/k/a SouthTrust Bank
                                  of Alabama, National Association)

                                  By: /s/ MARTIN D. GAWEL
                                     -----------------------
                                  Name:  Martin D. Gawel
                                  Title: Vice President


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                                  SUNTRUST BANK, TAMPA BAY, as Lender

                                  By: /s/ JENNIFER GOLDMAN
                                     -----------------------
                                  Name:   Jennifer Goldman
                                  Title:  Corporate Banking Officer

                                  THE FIFTH THIRD BANK
                                  OF COLUMBUS, as Lender

                                  By: /s/ CHARLES D. HALE
                                     -----------------------
                                  Name:  Charles D. Hale
                                  Title: Vice President